UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 28, 2023

Cellectar Biosciences, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-36598	04-3321804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Campus Drive, Florham Park, NJ, 07932

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (608) 441-8120

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	CLRB	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On June 28, 2023, the Company announced data from its ongoing study of iopofosine I 131 in multiple myeloma as presented at the Society of Nuclear Medicine and Molecular Imaging (SNMMI) Annual Meeting. The data included that from 72 patients, of which 64 were evaluable, with relapsed or refractory multiple myeloma (MM), in which iopofosine I 131 demonstrated an overall response rate (ORR) of 23%, a clinical benefit rate (CBR) of 70% and a disease control rate (DCR) of 92%. The data highlighted the outcomes from two dose levels (<60 mCi vs. >60 mCi total administered dose) across these highly refractory patients. The focus of the Company’s presentation at SNMMI was on 28 patients that received the optimal dose of >60 mCi total administered dose (TAD). These patients were predominately either post-BCMA immunotherapy, triple-class refractory (defined as refractory to immunomodulatory agents, proteasome inhibitors and CD 38 targeted monoclonal antibodies) or quad-class refractory (defined as triple-class plus refractory to either nuclear export inhibitors or BCMA targeted therapies).

Key data in the patients receiving >60 mCi TAD included:

•	Overall response rate (ORR) of 32%,
•	Clinical benefit rate (CBR) of 75%
•	Disease control rate (DCR) of 85.7%.

Key data in patient subsets that were highly refractory and received >60 mCi TAD included:

•	46% ORR in triple-class refractory patients, median PFS of 3.4 months (n=18)
•	50% ORR in quad-class refractory patients, PFS evaluation ongoing (n=6)
•	50% ORR in post BCMA relapsed or refractory patients, median PFS of 3.3 months (n=6)

The most commonly observed treatment emergent adverse events were consistent with those previously reported: cytopenias including Grade 3 or 4 thrombocytopenia (62.5%), anemia (62.5%), neutropenia (62.5%), and decreased white blood cell count (50%). Importantly, patients did not experience off-target treatment emergent adverse events of neuropathy, arrythmia, cardiovascular events, bleeding, ocular toxicities, changes in renal function, alterations in liver enzymes, or infusion-site reactions.

Patients in the trial received up to four (4), approximately 15-minute IV infusions of iopofosine over three (3) months, with doses given 14 days apart in each cycle with a maximum of two (2) cycles. Low-dose dexamethasone 40 mg weekly (20mg in patients ≥ 75), was provided for up to 12 weeks.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Number	Title
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELLECTAR BIOSCIENCES, INC.

Date: June 29, 2023	By:	/s/ Chad J. Kolean
	Name:	Chad J. Kolean
	Title:	Chief Financial Officer